EXHIBIT 10(K)(K)

                                EMCOR GROUP, INC.
                               2007 INCENTIVE PLAN

                        RESTRICTED STOCK AWARD AGREEMENT
                        --------------------------------


                                                                 January 2, 2009

EMCOR Group, Inc.
301 Merritt Seven
Norwalk, CT 06851-1060

Gentlemen:

     The undersigned (i) acknowledges that he has received an award (the "Award") of stock from EMCOR Group, Inc. (the "Company") under the 2007 Incentive Plan (the "Plan"), subject to the terms set forth below and (ii) agrees with the Company as follows:

     1. EFFECTIVE DATE. This Agreement shall take effect as of January 2, 2009, which is the date of grant of the Award (the "Grant Date").

     2. SHARES SUBJECT TO AWARD. The Award consists of 2,071 shares (the "Shares") of common stock of the Company ("Stock"). The undersigned's rights to the Shares are subject to the restrictions described in this Agreement.

     3. MEANING OF CERTAIN TERMS. The term "vest" as used herein with respect to any Share means the lapsing of the restrictions described herein with respect to such Share.

     4. NONTRANSFERABILITY OF SHARES. The Shares acquired by the undersigned pursuant to this Agreement shall not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of except as provided below.

     5. FORFEITURE RISK. Except as provided in the following sentence, if the undersigned ceases to be a director of the Company for any reason, including death, any then outstanding and unvested Shares acquired by the undersigned hereunder shall be automatically and immediately forfeited. In the event the undersigned shall cease to be a director upon or following a Change in Control (as that term is defined in the Plan), any then outstanding and unvested shares acquired hereunder shall thereupon vest and shall not be forfeited. The undersigned hereby
         (i) appoints the Company as the attorney-in-fact of the undersigned to take such actions as may be necessary or appropriate to effectuate a transfer of the record ownership of any such shares that are unvested and forfeited hereunder, (ii) agrees to deliver to the Company a stock power, endorsed in blank, with respect to such Shares, and (iii) agrees to sign such other powers and take such other actions as the Company may reasonably request to accomplish the transfer or forfeiture of any unvested Shares that are forfeited hereunder.

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     6.  RETENTION OF CERTIFICATES. Any certificates representing unvested
         Shares shall be held by the Company.

     7. VESTING OF SHARES. Except as provided in Paragraph 6 hereof, the shares acquired hereunder shall vest in accordance with the provisions of this Paragraph 7, as follows: 1,036 Shares shall be vested as of the Grant Date and an additional 1,035 Shares on the first anniversary of the Grant Date.

     8. DIVIDENDS, ETC.. The undersigned shall be entitled to (i) receive any and all dividends or other distributions paid with respect to those Shares of which he is the record owner on the record date for such dividend or other distribution, and (ii) vote any Shares of which he is the record owner on the record date for such vote; provided, however, that any property (other than cash) distributed with respect to a share of Stock (the "associated share") acquired hereunder, including without limitation a distribution of Stock by reason of a stock dividend, stock split or otherwise, or a distribution of other securities with respect to an associated share, shall be subject to the restrictions of this Agreement in the same manner and for so long as the associated share remains subject to such restrictions, and shall be promptly forfeited if and when the associated share is so forfeited; and further provided, that the Company may require that any cash distribution with respect to the Shares other than a normal cash dividend be placed in escrow or otherwise made subject to such restrictions as the Company deems appropriate to carry out the intent of this Agreement. References in this Agreement to the Shares shall refer, mutatis mutandis, to any such restricted amounts.

     9. SALE OF VESTED SHARES. The undersigned understands that he will be free to sell any Share once it has vested.

                                            Very truly yours,


                                                  /S/ RICHARD F. HAMM, JR.
                                            ------------------------------------
                                            Richard F. Hamm, Jr.

Dated:  January 2, 2009



The foregoing Restricted Stock
Award Agreement is hereby accepted:

EMCOR GROUP, INC.



By    /S/ SHELDON I. CAMMAKER
   ---------------------------------
   Sheldon I. Cammaker